UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

                               -------------------

Date of report (Date of earliest event reported)  May 26, 2005
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                                 24HOLDINGS INC.
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                                000-22281                     33-0726608
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(State or Other Jurisdiction           (Commission                 (IRS Employer
of Incorporation)                       File Number)         Identification No.)

Cyberia House, Church Street, Basingstoke, Hampshire RG21 7QN, United Kingdom
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  +44 1256 867 800
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement.

     On May 26, 2005 (the "Effective Date"), 24Holdings Inc. (the "Company") entered into certain agreements set forth below, in connection with a sale by the Company of all of the outstanding stock of 24STORE (Europe) Limited ("24STORE") to Infinicom AB ("Infinicom"), the owner of a majority of the outstanding voting stock of the Company. The following descriptions of such agreements are qualified in their entirety by the agreements themselves, which are attached as exhibits hereto.

Agreement for the Sale of Shares in 24STORE (Europe) Limited

     On the Effective Date, the Company and Infinicom entered into an Agreement for the Sale of Shares in 24STORE (Europe) Limited (the "Agreement"). Pursuant to the Agreement, the Company will sell 34,651,552 ordinary shares of 24STORE, GBP (pound)0.10 par value to Infinicom, and Infinicom will pay the Company US$100,000 for such shares.

Agreement for the Sale and Purchase of Intellectual Property Rights

     On the Effective Date, the Company, 24STORE and Infinicom entered into an Agreement for the Sale and Purchase of Intellectual Property Rights (the "IP Agreement"). Pursuant to the IP Agreement, the Company and 24STORE will assign to Infinicom all of their right, title and interest in certain trademarks and domain names. Infinicom will pay to the Company for such interest the sum of GBP (pound)350,000 and an amount to be determined by the parties at the closing of the sale of 24STORE stock to Infinicom (the "Consideration"). The Consideration will be paid through a set-off against all outstanding and contingent liabilities of the Company to Infinicom as of the closing of the sale.

Preferred Stock Purchase Agreement

     On the Effective Date, the Company and Infinicom entered into a Preferred Stock Purchase Agreement (the "Preferred Stock Agreement"), pursuant to which the Company will sell an aggregate of 344,595 shares of Series A preferred stock of the Company, par value $.001 (the "Preferred Stock"). Each share of Preferred Stock is convertible into 100 shares of common stock of the Company, at the holder's option, upon written notice to the Company. In exchange for the Preferred Stock, Infinicom will discharge $230,879 of current and outstanding debt owed to Infinicom by the Company.

Common Stock Purchase Agreement

     On the Effective Date, Infinicom, the Company, Moyo Partners, LLC ("Moyo") and R&R Biotech Partners LLC ("R&R," and together with Moyo, the "Purchasers") entered into a Common Stock Purchase Agreement (the "Common Stock Agreement"). Pursuant to the Common Stock Agreement, Infinicom will sell to the Purchasers 109,171,181 shares of common stock of the Company, which will include converted shares of Preferred Stock, and which will represent approximately 83.6% of the then issued and outstanding shares of common stock of the Company. In turn, the Purchasers will pay to Infinicom (i) $500,000 in cash, upon the closing of the sale of common stock to the Purchasers and (ii) shares of common stock of the Company which will represent 1% of the issued and outstanding shares of common stock of the Company on a fully diluted basis, upon the closing of a merger with one or more as yet unidentified private unaffiliated operating companies that the Purchasers intend to cause the Company to enter into subsequent to the closing of the sale of common stock to the Purchasers.

     The consummation of the sale of common stock is conditioned upon the occurrence of the following:

          o each of the representations and warranties of Infinicom, the Company and the Purchasers contained in the Common Stock Agreement must be true and correct in all material respects as of the date of closing of the sale, and an authorized officer of each of the Company and the Purchasers must have delivered a certificate certifying each of the representations and warranties;

          o the Company must deliver evidence of various corporate compliance matters and a list of the holders of record of Company common stock;

          o each of the parties shall have performed and complied with all agreements, obligations and conditions contained in the Common Stock Agreement required to be performed or complied with on or before the closing of the sale of common stock;

          o Infinicom shall have purchased from the Company all of the issued and outstanding shares of 24STORE in exchange for an amount of $100,000 in cash to be paid by Infinicom to the Company, in addition to the purchase of intellectual property owned by the Company in exchange for cancellation of certain of the Company's liabilities to Infinicom;

          o Infinicom shall have purchased from the Company 344,595 shares of Series A preferred stock of the Company in exchange for the cancellation of certain indebtedness owed by the Company to Infinicom in the amount of $230,000;

          o the Company must have filed all required tax returns for the fiscal year ended December 31, 2004, paid all taxes, penalties and interest, if any, due thereunder and be in good standing in Delaware;

          o the Company must have delivered an opinion of counsel to the Purchasers regarding the common stock of the Company;

          o there must not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by the Common Stock Agreement;

          o each of the foregoing must be satisfied by August 1, 2005 (unless such date is extended by the parties), and the closing of the sale of common stock must occur no later than 30 days after each of the foregoing has been satisfied.

     Copies of the Agreement, the IP Agreement, the Preferred Stock Agreement and the Common Stock Agreement are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference into this current report.



Item 9.01.      Financial Statements and Exhibits.

Exhibit No.     Description
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10.1            Agreement for the Sale of Shares in 24STORE (Europe) Limited
                dated as of May 26, 2005, by and between 24Holdings Inc. and Infinicom AB

10.2 Agreement for the Sale and Purchase of Intellectual Property Rights dated as of May 26, 2005, by and among 24Holdings Inc., 24STORE (Europe) Limited and Infinicom AB

10.3 Preferred Stock Purchase Agreement dated as of May 26, 2005, by and between 24Holdings Inc. and Infinicom AB

10.4 Common Stock Purchase Agreement dated as of May 26, 2005, by and among 24Holdings Inc., Infinicom AB, Moyo Partners, LLC and R&R Biotech Partners LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 24HOLDINGS INC.



Date: June 2, 2005                 By:   /s/ Roger Woodward
                                      ------------------------------------------
                                      Name:  Roger Woodward
                                      Title: Chief Financial Officer